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                                                                   EXHIBIT 23.02


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Amendment No. 1 to Registration Statement on Form S-3 of our report dated February 17, 1999 appearing on Form 10K for the year ended December 31, 1999.



                                     /s/ Ehrhardt Keefe Steiner & Hottman P.C.
                                     -----------------------------------------
                                     Ehrhardt Keefe Steiner & Hottman P.C.


Denver, Colorado
September 7, 2000